PROSPECTUS SUPPLEMENT
January 10, 2000
for the following funds with prospectuses dated February 1, 1999 - December 1, 1999

AMCAP Fund, Inc.                       Limited Term Tax-Exempt Bond
American Balanced Fund, Inc.             Fund of America
American High-Income Municipal         The New Economy Fund
 Bond Fund, Inc.                       New Perspective Fund, Inc.
American High-Income Trust             SMALLCAP World Fund, Inc.
The Bond Fund of America, Inc.         The Tax-Exempt Bond Fund of
Capital World Bond Fund, Inc.            America, Inc.
Capital World Growth and               The Tax-Exempt Fund of
 Income Fund, Inc.                       California
The Cash Management Trust of           The Tax-Exempt Fund of
 America                                Maryland
EuroPacific Growth Fund                The Tax-Exempt Fund of
Fundamental Investors, Inc.              Virginia
The Growth Fund of America,            The Tax-Exempt Money Fund
 Inc.                                    of America
The Income Fund of America,            U.S. Government Securities
 Inc.                                    Fund
Intermediate Bond Fund of              The U.S. Treasury Money Fund
 America                                of America
The Investment Company of              Washington Mutual Investors
  America                               Fund, Inc.

The initial investment minimum for all funds in The American Funds Group(r), except the money market funds and the state tax-exempt funds, is now $250. The initial investment minimum for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia) is $1,000.

In addition, effective January 10, 2000, the sales charges applied to purchases of the equity and fixed-income funds in The American Funds Group are as follows:

                                EQUITY FUNDS                                FIXED-INCOME FUNDS

                                Sales Charge                Dealer          Sales Charge                 Dealer
                                as % of                     Concession      as % of                     Concession
                                                            as a % of                                   as a % of
                                                            Offering                                    Offering
                                                            Price                                       Price

AMOUNT OF SALE                  Offering      Net                           Offering      Net
                                Price         Amount                        Price         Amount
                                              Invested                                    Invested

Less than $25,000               5.75%         6.10%         5.00%

$25,000 but less than           5.00          5.26          4.25            3.75%         3.90%         3.00%
$50,000

$50,000 but less than           4.50          4.71          3.75
$100,000

$100,000 but less than          3.50          3.63          2.75            3.50          3.63          2.75
$250,000

$250,000 but less than          2.50          2.56          2.00            2.50          2.56          2.00
$500,000

$500,000 but less than          2.00          2.04          1.60            2.00          2.04          1.60
$750,000

$750,000 but less than          1.50          1.52          1.20            1.50          1.52          1.20
$1 million

$1 million and above            none          none          see             none          none          see
                                                            prospectus                                  prospectus


THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE
PUBLIC OFFERING AND SALE OF ITS SHARES.  THE FOLLOWING IS A FAIR
AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS
FOR THE FUND.

/s/ Chad L. Norton
    Chad L. Norton
    Secretary


PROSPECTUS SUPPLEMENT
January 10, 2000
for the following funds with prospectuses dated February 1, 1999 - December 1, 1999

AMCAP Fund, Inc.                       Limited Term Tax-Exempt Bond
American Balanced Fund, Inc.             Fund of America
American High-Income Municipal         The New Economy Fund
 Bond Fund, Inc.                       New Perspective Fund, Inc.
American High-Income Trust             SMALLCAP World Fund, Inc.
The Bond Fund of America, Inc.         The Tax-Exempt Bond Fund of
Capital World Bond Fund, Inc.            America, Inc.
Capital World Growth and               The Tax-Exempt Fund of
 Income Fund, Inc.                       California
The Cash Management Trust of           The Tax-Exempt Fund of
 America                                Maryland
EuroPacific Growth Fund                The Tax-Exempt Fund of
Fundamental Investors, Inc.              Virginia
The Growth Fund of America,            The Tax-Exempt Money Fund
 Inc.                                    of America
The Income Fund of America,            U.S. Government Securities
 Inc.                                    Fund
Intermediate Bond Fund of              The U.S. Treasury Money Fund
 America                                of America
The Investment Company of              Washington Mutual Investors
  America                               Fund, Inc.

The initial investment minimum for all funds in The American Funds Group(r), except the money market funds and the state tax-exempt funds, is now $250. The initial investment minimum for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia) is $1,000.

In addition, effective January 10, 2000, the sales charges applied to purchases of the equity and fixed-income funds in The American Funds Group are as follows:

                                EQUITY FUNDS                                FIXED-INCOME FUNDS

                                Sales Charge                Dealer          Sales Charge                 Dealer
                                as % of                     Concession      as % of                     Concession
                                                            as a % of                                   as a % of
                                                            Offering                                    Offering
                                                            Price                                       Price

AMOUNT OF SALE                  Offering      Net                           Offering      Net
                                Price         Amount                        Price         Amount
                                              Invested                                    Invested

Less than $25,000               5.75%         6.10%         5.00%

$25,000 but less than           5.00          5.26          4.25            3.75%         3.90%         3.00%
$50,000

$50,000 but less than           4.50          4.71          3.75
$100,000

$100,000 but less than          3.50          3.63          2.75            3.50          3.63          2.75
$250,000

$250,000 but less than          2.50          2.56          2.00            2.50          2.56          2.00
$500,000

$500,000 but less than          2.00          2.04          1.60            2.00          2.04          1.60
$750,000

$750,000 but less than          1.50          1.52          1.20            1.50          1.52          1.20
$1 million

$1 million and above            none          none          see             none          none          see
                                                            prospectus                                  prospectus


                              THE NEW ECONOMY FUND

                                     PART B
                        STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 1, 1999
                          (as amended January 10, 2000)

This document is not a prospectus but should be read in conjunction with the current prospectus of The New Economy Fund (the "fund" or "NEF") dated February 1, 1999. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                              THE NEW ECONOMY FUND
                             Attention:  Secretary
                             333 South Hope Street
                            Los Angeles, CA  90071
                                 (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                               TABLE OF CONTENTS

ITEM                                                      PAGE NO.

Certain Investment Limitations and Guidelines             2

Description of Certain Securities and Investment          2
Techniques

Fundamental Policies and Investment Restrictions          5

Fund Organization                                         7

Fund Trustees and Officers                                8

Management                                                12

Dividends, Distributions and Federal Taxes                14

Purchase of Shares                                        18

Selling Shares                                            24

Shareholder Account Services and Privileges               26

Execution of Portfolio Transactions                       28

General Information                                       28

Investment Results and Related Statistics                 31

Description of Bond Ratings                               36

Financial Statements                                      Attached


                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

INVESTMENT OBJECTIVE

- Generally, the fund will invest primarily in securities of companies that derive their revenues primarily from operations in the services and information area of the global economy. These could include, for example, companies involved in the areas of telecommunications, computer systems and software, broadcasting and publishing, health care, advertising, leisure, tourism, financial services, distribution and transportation.

- The fund may invest up to 25% of its assets in companies outside the services and information area.

DEBT SECURITIES

- The fund may invest up to 10% of its assets in debt securities rated Baa/BBB or below by Moody's Investors Services, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or in unrated securities that are determined to be of equivalent quality.

NON-U.S. SECURITIES

- The fund may invest up to 40% of its assets in securities of issuers domiciled outside the U.S. and in securities denominated in currencies other than the U.S. dollar.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

EQUITY SECURITIES -- The fund will invest in equity securities. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss.

INVESTING IN SMALLER CAPITALIZATION STOCKS -- The fund may invest in the stocks of smaller companies (typically companies with market capitalizations of less than $1.2 billion at the time of purchase). Capital Research and Management Company (the Investment Adviser) believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings thus creating a greater chance of loss than securities of larger capitalization companies.

INVESTING IN VARIOUS COUNTRIES -- The fund has the ability to invest outside the U.S. Investing outside the U.S. involves special risks caused by, among other things: fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may only invest in securities of issuers in developing countries to a limited extent.

Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

CURRENCY TRANSACTIONS -- The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
Forward currency contracts entered into by the fund will involve the purchase or sale of a currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code (the "Code") may limit the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

DEBT SECURITIES - The fund may invest in debt securities. Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

LOWER RATED DEBT SECURITIES -- The fund may invest up to 10% of its total assets in debt securities rated Baa or BBB or below or in unrated securities that are determined to be of equivalent quality. Securities rated Ba and BB or below or unrated securities determined to be of equivalent quality are commonly known as "high-yield, high-risk" or "junk" bonds and may have characteristics similar to the equity securities eligible for purchase by the fund. The fund's high-yield, high-risk securities may be rated as low as Ca by Moody's or CC by S&P, which are described by the ratings agencies as "speculative in a high degree; often in default or [having] other marked shortcomings" or "predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation."

CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers or issuers whose revenue is very sensitive to economic conditions may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield, high-risk bonds.

PAYMENT EXPECTATIONS -- High-yield, high-risk bonds, may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value is likely to in a rising interest rate market, as it will with all bonds.

LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

The fund's Investment Adviser attempts to reduce these risks through diversification of the portfolio, by credit analysis of each issuer as well as by monitoring broad economic trends and corporate developments, but there can be no assurance that it will be successful in doing so.

U.S. GOVERNMENT SECURITIES -- The fund may invest in securities guaranteed by the U.S. Government. These include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury. In these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank Cooperatives, and Federal Intermediate Credit Banks.

CASH AND CASH EQUIVALENTS -- The fund may invest in cash and cash equivalents. These securities include (1) commercial paper (short-term notes issued by corporations or governmental bodies), (2) commercial bank obligations (E.G. certificates of deposit (interest-bearing time deposits), and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (3) savings association and bank obligations (E.G. certificates of deposit issued by savings banks or savings associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements, under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the fund may be delayed or limited.

RESTRICTED SECURITIES AND LIQUIDITY -- The fund may purchase securities subject to restrictions on resale. All such securities not actively traded outside the U.S. will be considered illiquid unless they have been specifically determined to be liquid under procedures which have been adopted by the fund's board of trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

The fund has adopted the following fundamental policies and investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by law as the vote of the lesser of (1) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the outstanding voting securities. Investment limitations expressed in the following restrictions as a percentage of assets are considered at the time securities are purchased.
The fund may not:

 1. Invest in securities of another issuer (other than the U.S. or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the value of the total assets of the fund would be invested in the securities of such other issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the fund;

 2. Invest in companies for the purpose of exercising control or management;

 3. Purchase the securities of companies in a particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if thereafter 25% or more of the value of its total assets would consist of securities issued by companies in that industry;

 4. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commissions, is involved, and only if immediately thereafter no more than 10% of the value of the fund's total assets would be invested in such securities;

 5. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

 6. Buy or sell commodities or commodity contracts in the ordinary course of its business provided, however, that entering into a forward currency contract shall not be prohibited by this restriction;

 7. Invest more than 10% of the value of its total assets in securities which are not readily marketable or engage in the business of underwriting of securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933;

 8. Lend any of its assets; provided, however that investment in government obligations, short-term commercial paper, certificates of deposit and banker's acceptances and publicly traded bonds, debentures, or other debt securities or entering into repurchase agreements, shall not be prohibited by this restriction;

 9. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost, securities identical to those sold short;

 10. Purchase securities on margin;

 11. Enter into any repurchase agreement if, as a result, more than 10% of the fund's total assets would be subject to repurchase agreements maturing in more than seven days (see above);

 12. Borrow amounts in excess of 5% of the value of its total assets or issue senior securities; in any event, the fund may borrow only as a temporary measure for extraordinary or emergency purposes and not for investment in securities;

 13. Mortgage, pledge or hypothecate its assets to any extent;

 14. Purchase or retain the securities of any issuer, if those individual officers and trustees of the fund, its investment adviser or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

 15. Invest more than 5% of the value of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

 16. Invest in puts, calls, straddles or spreads, or combinations thereof; or

 17. Purchase partnership interests in oil, gas, or mineral exploration, drilling or mining ventures.


For purposes of investment restriction number 4, the fund may invest in securities of other managed investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Trustees, and to the extent such investments are allowed by an exemptive order granted by the Securities and Exchange Commission.

                               FUND ORGANIZATION

The fund, an open-end, diversified management investment company was organized as a Massachusetts business trust on May 17, 1983.

All fund operations are supervised by the fund's board of trustees which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in "Fund Trustees and Officers -- Trustees and Trustee Compensation." They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

                           FUND TRUSTEES AND OFFICERS

                       TRUSTEES AND TRUSTEE COMPENSATION

NAME, ADDRESS AND            POSITION              PRINCIPAL               AGGREGATE          TOTAL              TOTAL
AGE                          WITH                  OCCUPATION(S)           COMPENSATION       COMPENSATION       NUMBER
                             REGISTRANT            DURING PAST 5           (INCLUDING         (INCLUDING         OF FUND
                                                   YEARS                   VOLUNTARILY        VOLUNTARILY        BOARDS
                                                                           DEFERRED           DEFERRED           ON
                                                                           COMPENSATION       COMPENSATION       WHICH
                                                                           /1/) FROM          /1/) FROM          TRUSTEE
                                                                           THE FUND           ALL FUNDS          SERVES
                                                                           DURING             MANAGED BY         /3/
                                                                           FISCAL YEAR        CAPITAL
                                                                           ENDED              RESEARCH AND
                                                                           11/30/98           MANAGEMENT
                                                                                              COMPANY OR
                                                                                              ITS
                                                                                              AFFILIATES
                                                                                              /2/ FOR THE
                                                                                              YEAR ENDED
                                                                                              11/30/98

+Timothy D. Armour           President and         Chairman and            none/5/            none/5/            1
333 South Hope               Trustee               Chief Executive
Street                                             Officer, Capital
Los Angeles, CA                                    Research
90071                                              Company;
                                                   Director,
Age: 38                                            Capital Research
                                                   and Management
                                                   Company

Richard G. Capen,            Trustee               Corporate               $16,750            $35,000            2
Jr.                                                Director and
Box 2494                                           author; former
Rancho Santa Fe, CA                                United States
92067                                              Ambassador to
Age: 64                                            Spain; former
                                                   Vice Chairman of
                                                   the Board;
                                                   Knight Ridder,
                                                   Inc., former
                                                   Chairman and
                                                   Publisher, The
                                                   Miami Herald

H. Frederick                 Trustee               Private                 $14,250/4/         $189,650/4/        18
Christie                                           Investor; former
P.O. Box 144                                       President and
Palos Verdes                                       Chief Executive
Estates, CA                                        Officer, The
90274                                              Mission Group
Age: 65                                            (non-utility
                                                   holding company
                                                   subsidiary of
                                                   Southern
                                                   California
                                                   Edison Company);
                                                   former
                                                   President,
                                                   Southern
                                                   California
                                                   Edison Company

+Gordon Crawford             Chairman of           Senior Vice             None/5/            None/5/            2
 333 South Hope Street       the Board             President and Director,
 Los Angeles, CA  90071                            Capital Research and
 Age: 52                                           Management Company

Alan Greenway                Trustee               President,              $14,250            $75,100            4
7413 Fairway Road                                  Greenway
La Jolla, CA 92037                                 Associates, Inc.
Age: 71                                            (management
                                                   consulting
                                                   services)


++Graham Holloway            Trustee               Former Chairman         None/5/            None/5/            2
17309 Club Hill                                    of the Board,
Drive                                              American Funds
Dallas, TX 75248                                   Distributors,
Age: 68                                            Inc.

Leonade D. Jones             Trustee               Former                  $14,250/4/         $98,917/4/         5
1536 Los Montes                                    Treasurer, The
Drive                                              Washington Post
Burlingame, CA 94010                               Company
Age: 50

William H. Kling             Trustee               President,              $13,350/4/         $79,000/4/         4
2619 Lake of the                                   Minnesota Public
Isles                                              Radio;
Parkway East                                       President,
St. Paul, MN 55408                                 Greenspring Co.;
Age: 56                                            former
                                                   President,
                                                   American Public
                                                   Radio
                                                   (now Public
                                                   Radio
                                                   International)

Norman R. Weldon             Trustee               Managing                $13,350            $38,200            2
7026 Timbers Drive                                 Director,
Evergreen, CO 80439                                Partisan
Age: 64                                            Management
                                                   Group, Inc;
                                                   Chairman of the
                                                   Board, Novoste
                                                   Corporation;
                                                   Director, Enable
                                                   Medical; former
                                                   President and
                                                   Director,
                                                   Corvita
                                                   Corporation

Patricia K. Woolf            Trustee               Private                 $13,350            $98,000            6
506 Quaker Road                                    investor;
Princeton, NJ 08540                                Lecturer,
Age: 64                                            Department
                                                   of Molecular
                                                   Biology,
                                                   Princeton
                                                   University;
                                                   Corporate
                                                   Director


 + "Interested Persons" of the fund within the meaning of the Investment Company Act of 1940 (the "1940 Act") on the basis of their affiliation with the fund's Investment Adviser or the parent company of theInvestment Adviser, The Capital Group Companies, Inc.

/1/ Amounts may be deferred by eligible Trustees under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the funds in The American Funds Group as designated by the Trustee.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America. Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization; and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization.

/3/ Includes funds managed by Capital Research and Management Company.

/4/ Since the plan's adoption, the total amounts of deferred compensation accrued by the fund (plus earnings thereon) for participating Trustees are as follows: H. Frederick Christie ($40,192); Leonade D. Jones ($58,548); and William H. Kling ($67,750). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Trustee.

/5/ Timothy D. Armour and Graham Holloway are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

                                    OFFICERS

NAME AND ADDRESS                 AGE          POSITION(S) HELD           PRINCIPAL OCCUPATION(S)
                                              WITH REGISTRANT            DURING PAST 5 YEARS

Gordon Crawford                  52           Chairman of the            Senior Vice President and
(see above)                                   Board                      Director, Capital Research and
                                                                         Management Company

Timothy D. Armour                38           President and              Chairman and Chief Executive
333 South Hope Street                         Trustee                    Officer, Capital Research
Los Angeles, CA 90071                                                    Company. Director, Capital
                                                                         Research and Management
                                                                         Company

Claudia P. Huntington            46           Senior Vice                Senior Vice President, Capital
333 South Hope Street                         President                  Research and Management
Los Angeles, CA  90071                                                   Company

Vincent P. Corti                 42           Vice President             Vice President -- Fund
333 South Hope Street                                                    Business Management Group, Capital Research and
Los Angeles, CA  90071                                                   Management Company.

Ulrich A. Volk                   37           Vice President             Vice President, Capital
25 Bedford Street                                                        Research Company
London, England WC2E 9HN

Chad L. Norton                   38           Secretary                  Vice President -- Fund
333 South Hope Street                                                    Business Management Group,
Los Angeles, CA  90071                                                   Capital Research and
                                                                         Management Company

David A. Pritchett               33           Treasurer                  Vice President -- Fund
5300 Robin Hood Road                                                     Business Management Group,
Norfolk, VA 23513                                                        Capital Research and
                                                                         Management Company

Sheryl F. Johnson                30           Assistant Treasurer        Assistant Vice President --
5300 Robin Hood Road                                                     Fund Business Management
Norfolk, VA 23513                                                        Group, Capital Research and
                                                                         Management Company


All of the officers listed also are officers or employees of the Investment Adviser or affiliated companies. No compensation is paid by the fund to any officer or Trustee who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays fees of $9,000 per annum to Trustees who are not affiliated with the Investment Adviser, plus $1,000 for each Board of Trustees meeting attended, plus $500 for each meeting attended as a member of a committee of the Board of Trustees. No pension or retirement benefits are accrued as part of fund expenses. The Trustees may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Trustees who are not affiliated with the Investment Adviser.
As of January 1, 1999 the officers and Trustees of the fund and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER -- The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly-owned subsidiary of The Capital Group Companies, Inc.

An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

The Investment Adviser is responsible for more than $200 billion of stocks, bonds and money market instruments and serves over eight million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service Agreement (the Agreement) between the fund and the Investment Adviser will continue in effect until November 30, 1999, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (1) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (2) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, clerical and bookkeeping functions of the fund and provides suitable office space, small office equipment and utilities, and general purpose accounting forms, supplies, and postage used at the office of the fund relating to the services furnished by the Investment Adviser. Subject to the expense agreement described below, the fund will pay all expenses not expressly assumed by the Investment Adviser, including, but not limited to, registration and filing fees with federal and state agencies; blue sky expenses; expenses of shareholders' meetings; the expense of reports to existing shareholders; expenses of printing proxies and prospectuses; legal and auditing fees; dividend disbursement expenses; the expense of the issuance, transfer, and redemption of its shares; expenses pursuant to the fund's Plan of Distribution (described below); custodian fees; printing and preparation of registration statements; taxes; compensation, compensation and expenses paid to Trustees unaffiliated with the Investment Adviser; association dues; and costs of stationery, forms and certificates prepared exclusively for the fund.

As compensation for its services, the Investment Adviser receives a monthly fee which is accrued daily, calculated at the annual rates of 0.58% on the first $500 million of the fund's net assets, 0.48% on assets from $500 million to $1 billion, 0.44% on assets from $1 billion to $1.5 billion, 0.41% on assets from $1.5 billion to $2.5 billion, 0.39% on assets from $2.5 billion to $4 billion, 0.38% on assets from $4 billion to $6.5 billion, and 0.375% on assets over $6.5 billion. If net assets fall below $3 billion, the Agreement provides for lower fees calculated at the annual rates of 0.60% on the first $300 million of the fund's net assets, 0.48% on assets over $300 million to $750 million, 0.45% on assets over $750 million to $1.25 billion, and 0.42% on assets over $1.25 billion.

The Agreement provides for an advisory fee reduction by any amount necessary to assure that the fund's annual ordinary net operating expenses do not exceed applicable expense limitations in any state in which the fund's shares are being offered for sale. Only one state (California) continues to impose expense limitations on funds registered for sale therein. The California provision currently limits annual expenses to the sum of 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million and 1 1/2% of the remaining average net assets. Rule 12b-1 distribution plan expenses are excluded from this limit. Other expenses which are not subject to this limitation are interest, taxes, and extraordinary items such as litigation. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

During the fiscal years ended November 30, 1998, 1997 and 1996, the Investment Adviser's total fees amounted to $23,295,000, $18,971,000, and $17,016,000, respectively.

PRINCIPAL UNDERWRITER -- American Funds Distributors, Inc. (the Principal Underwriter) is the Principal Underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240 and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the
Plan), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended November 30, 1998 amounted to $2,489,000 after allowance of $12,263,000 to dealers. During the fiscal years ended November 30, 1997 and 1996 the Principal Underwriter retained $1,605,000 and $2,388,000 respectively.

As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by a majority of the entire Board of Trustees, and separately by a majority of the Trustees who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and Trustees who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Trustees who are not "interested persons" of the fund is committed to the discretion of the Trustees who are not "interested persons" during the existence of the Plan.
The Plan is reviewed quarterly and must be renewed annually by the Board of Trustees.

Under the Plan the fund may expend up to 0.25% of its average net assets annually to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Trustees has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan, purchases by any defined contribution plan qualified under Section 401(a) of the Code including a "401(k)" plan with 100 or more eligible employees or a community foundation).

Commissions on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including any "401(k)" plan with 100 or more eligible employees) in excess of the Plan limitation not reimbursed during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, commissions are not recoverable. During the fiscal year ended November 30 , 1998, the fund paid or accrued $12,940,000 under the Plan as compensation to dealers.

The Glass-Stegall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur, and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the The Internal Revenue Code of 1986 (the "Code"). Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its investment company taxable income, it generally will be taxed only on that portion of such investment company taxable income that it retains.

To qualify, the fund must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (2) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the value of the fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (1) 98% of ordinary income for the calendar year, (2) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (3) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax for the year. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

The amount of any realized gain or loss on closing out a forward currency contract such as a forward commitment for the purchase or sale of foreign currency will generally result in a realized capital gain or loss for tax purposes. Under Code Section 1256, forward currency contracts held by the fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Code Section 988 may also apply to forward currency contracts. Under Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. A capital gain distribution, whether paid in cash or reinvested in shares, is taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Except for transactions the fund has identified as hedging transactions, the fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on forward currency contracts as of the end of the year as well as those actually realized during the year. Sales of forward currency contracts which are intended to hedge against a change in the value of securities or currencies held by the fund may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.

It is anticipated that any net gain realized from the closing out of forward currency contracts will be considered gain from the sale of securities or currencies and therefore be qualifying income for purposes of the 90% of gross income from qualified sources requirement, as discussed above.

The fund will distribute to shareholders annually any net long-term capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the fund's fiscal year) on forward currency contract transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than January of the following year.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, the shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

Corporate shareholders of the fund may be eligible for the dividends-received deduction on the dividends (excluding the net capital gain distributions) paid by the fund to the extent the fund's income is derived from dividends (which if received directly would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, foreign trust or estate, non-U.S. corporation, or non-U.S. partnership (a non-U.S. shareholder) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a non-U.S. shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. However, if the distribution is effectively connected with the conduct of the non-U.S. shareholder's trade or business within the U.S., the distribution would be included in the net income of the shareholder and subject to U.S. income tax at the applicable marginal rate. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a non-U.S. shareholder is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. during the tax year for more than 182 days during the taxable year.

The fund may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% on the fund's income subject to tax in such countries, which would reduce the fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. While the fund expects to invest less than 50% of its assets outside the U.S. under current market conditions, if more than 50% in value of the fund's total assets at the close of its taxable year consists of securities of foreign issuers, the fund will be eligible to file elections with the Internal Revenue Service pursuant to which shareholders of the fund will be required to include their respective pro rata portions of such withholding taxes in their federal income tax returns as gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in computing their taxable incomes or, alternatively, use them as foreign tax credits against their federal income taxes. In any year the fund makes such an election, shareholders will be notified as to the amount of foreign withholding and other taxes paid by the fund.

As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains on assets held more than one year is 20%, and the maximum corporate tax applicable to ordinary income and net capital gain is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional income tax liability up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay and additional amount of tax up to $100,000. Naturally, the amount of tax payable by a taxpayer will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish and contribute to an Individual Retirement Account
(IRA) each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. The maximum amount that an individual may contribute to all IRAs (deductible, nondeductible and Roth IRAs) per year is the lesser of $2,000 or theindividual's compensation for the year. In addition, in some cases, the IRA contribution itself may be deductible.

The foregoing is limited to a summary discussion of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Shareholders should consult their own tax advisers for additional details as to their particular tax status.

                               PURCHASE OF SHARES

METHOD                INITIAL INVESTMENT                            ADDITIONAL INVESTMENTS

                      See "Investment Minimums and Fund             $50 minimum (except where a
                      Numbers" for initial investment               lower minimum is noted under
                      minimums.                                     "Investment Minimums and Fund
                                                                    Numbers").

By contacting         Visit any investment dealer who is            Mail directly to your investment
your investment       registered in the state where the             dealer's address printed on your
dealer                purchase is made and who has a sales          account statement.
                      agreement with American Funds
                      Distributors.

By mail               Make your check payable to the fund           Fill out the account additions
                      and mail to the address indicated on          form at the bottom of a recent
                      the account application.  Please              account statement, make your
                      indicate an investment dealer on the          check payable to the fund, write
                      account application.                          your account number on your
                                                                    check, and mail the check and
                                                                    form in the envelope provided
                                                                    with your account statement.

By telephone          Please contact your investment dealer         Complete the "Investments by
                      to open account, then follow the              Phone" section on the account
                      procedures for additional                     application or American
                      investments.                                  FundsLink Authorization Form.
                                                                    Once you establish the
                                                                    privilege, you, your financial
                                                                    advisor or any person with your
                                                                    account information can call
                                                                    American FundsLine(R) and make
                                                                    investments by telephone
                                                                    (subject to conditions noted in
                                                                    "Shareholder Account Services
                                                                    and Privileges - Telephone and
                                                                    Computer Purchases, Redemptions
                                                                    and Exchanges" below).

By computer           Please contact your investment dealer         Complete the American FundsLink
                      to open account, then follow the              Authorization Form.  Once you
                      procedures for additional                     establish the privilege, you,
                      investments.                                  your financial adviser or any
                                                                    person with your account
                                                                    information may access American
                                                                    FundsLine OnLine (SM) on the
                                                                    Internet and make investments by
                                                                    computer (subject to conditions
                                                                    noted in "Shareholder Account
                                                                    Services and Privileges -
                                                                    Telephone and Computer Purchases,
                                                                    Redemptions and Exchanges"
                                                                    below).

By wire               Call 800/421-0180 to obtain your              Your bank should wire your
                      account number(s), if necessary.              additional investments in the
                      Please indicate an investment dealer          same manner as described under
                      on the account.  Instruct your bank           "Initial Investment."
                      to wire funds to:
                      Wells Fargo Bank
                      155 Fifth Street, 6th Floor
                      San Francisco, CA 94106
                      (ABA #121000248)
                      For credit to the account of:
                      American Funds Service Company
                      a/c #4600-076178
                      (fund name)
                      (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE
ORDER.


INVESTMENT MINIMUMS AND FUND NUMBERS -- Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):




                                                                              MINIMUM
                                                                              INITIAL       FUND
 FUND                                                                       INVESTMENT     NUMBER
 ----                                                                       ----------     ------
 STOCK AND STOCK/BOND FUNDS
 AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $  250         02
 American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . .        250         11
 American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         03
 Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . . . . . . .        250         12
 Capital World Growth and Income Fund/SM/ . . . . . . . . . . . . . . . .        250         33
 EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . .        250         16
 Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . . . . . . .        250         10
 The Growth Fund of America/(R)/  . . . . . . . . . . . . . . . . . . . .        250         05
 The Income Fund of America/(R)/  . . . . . . . . . . . . . . . . . . . .        250         06
 The Investment Company of America/(R)/ . . . . . . . . . . . . . . . . .        250         04
 The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         14
 New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         07
 New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . . . . . . .        250         36
 SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . .        250         35
 Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . . . . . . .        250         01
 BOND FUNDS
 American High-Income Municipal Bond Fund/(R)/  . . . . . . . . . . . . .        250         40
 American High-Income Trust/SM/ . . . . . . . . . . . . . . . . . . . . .        250         21
 The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . . . . . . .        250         08
 Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . .        250         31
 Intermediate Bond Fund of America/SM/  . . . . . . . . . . . . . . . . .        250         23
 Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . . . . . . .        250         43
 The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . . . . . . .        250         19
 The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . . . . . . .      1,000         20
 The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . . . . . . .      1,000         24
 The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . . . . . . .      1,000         25
 U.S. Government Securities Fund/SM/  . . . . . . . . . . . . . . . . . .        250         22
 MONEY MARKET FUNDS
 The Cash Management Trust of America/(R)/  . . . . . . . . . . . . . . .      1,000         09
 The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . . . . . . .      1,000         39
 The U.S. Treasury Money Fund of America/SM/  . . . . . . . . . . . . . .      1,000         49
 ___________
 *Available only in certain states.


Minimums are reduced to $50 for purchases through "Automatic Investment Plans"(except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS.The minimum is $50 for additional investments (except as noted above).

SALES CHARGES -- The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)


Amount of Purchase                    SALES CHARGE AS             DEALER
at the Offering Price                 PERCENTAGE OF THE:          CONCESSION
                                                                  AS PERCENTAGE
                                                                  OF THE
                                                                  OFFERING
                                                                  PRICE

                                      NET AMOUNT     OFFERING
                                      INVESTED       PRICE

STOCK AND STOCK/BOND FUNDS

Less than $25,000                     6.10%          5.75%        5.00%

$25,000 but less than $50,000         5.26           5.00         4.25

$50,000 but less than $100,000        4.71           4.50         3.75

BOND FUNDS

Less than $100,000                    3.90           3.75         3.00

STOCK, STOCK/BOND, AND BOND
FUNDS

$100,000 but less than                3.63           3.50         2.75
$250,000

$250,000 but less than                2.56           2.50         2.00
$500,000

$500,000 but less than                2.04           2.00         1.60
$750,000

$750,000 but less than                1.52           1.50         1.20
$1,000,000

$1,000,000 or more                    none           none         (see below)



PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A contingent deferred sales charge may be imposed on certain redemptions by these accounts made within one year of purchase. Investments by retirement plans, foundations or endowments with $50 million or more in assets, and employer-sponsored defined contribution-type plans with 100 or more eligible employees may be made with no sales charge and are not subject to a contingent deferred sales charge.

In addition, the stock, stock/bond and bond funds may sell shares at net asset value to:

 (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $50 million or more;

(5) insurance company separate accounts;

(6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS -- Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million.

OTHER COMPENSATION TO DEALERS -- American Funds Distributors, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. The American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

REDUCING YOUR SALES CHARGE -- You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

STATEMENT OF INTENTION --    You may enter into a non-binding commitment to
purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more made within a 13-month period subject to the following statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the American Funds Service Company (the Transfer Agent). All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid by the close of the period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the account application) and any individual investments in American Legacy products (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments), any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period, and any individual investments in American Legacy products are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

AGGREGATION -- Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if (I) all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals or (ii) these individuals are making gifts to other individuals or charities. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or
(2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

CONCURRENT PURCHASES - You may combine purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

RIGHT OF ACCUMULATION - You may take into account the current value of your existing holdings in The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment in various American Legacy products (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder). Direct purchases of the money market funds are excluded.

PRICE OF SHARES --   Shares are purchased at the offering price next determined after the purchase order is received by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the American Funds Distributors prior to its close of business. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to American Funds Distributors. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. The prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York Time) each day the New York Stock Exchange is open . For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be dtermnined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;

2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the Board of Trustees.

                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. You may sell (redeem) shares in your account in any of the following ways:

 THROUGH YOUR DEALER (certain charges may apply)

- Shares held for you in your dealer's street name must be sold through the dealer.

 WRITING TO AMERICAN FUNDS SERVICE COMPANY

-  Requests must be signed by the registered shareholder(s)
-  A signature guarantee is required if the redemption is:

  -- Over $50,000;
  -- Made payable to someone other than the registered shareholder(s); or -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution.

- Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.
-  You must include any shares you wish to sell that are in certificate form.

TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE(R) OR AMERICAN FUNDSLINE ONLINE(SM)

- Redemptions by telephone or fax (including American FundsLine(R) and American FundsLine OnLine(SM)) are limited to $50,000 per shareholder each day.

-  Checks must be made payable to the registered shareholder(s).

- Checks must be mailed to an address of record that has been used with the account for at least 10 days.

  MONEY MARKET FUNDS

- You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

- You may establish check writing privileges (use the money market funds application)

  -- If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by American Funds Service Company.

CONTINGENT DEFERRED SALES CHARGE -- A contingent deferred sales charge of 1% applies to certain redemptions from funds other than the money market funds made within twelve months of purchase on investments of $1 million or more (other than redemptions by employer-sponsored retirement plans). The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; and for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN -- The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- You may cross-reinvest dividends and capital gains ("distributions") into any other fund in The American Funds Group at net asset value, subject to the following conditions:

 a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

 b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

 c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distribution must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE -- You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

You may exchange shares by writing to the Transfer Agent (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) or American FundsLine Online (SM) (see "American FundsLine(R) and American FundsLine Online (SM)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES --You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS -- Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE (SM) -- You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(R) and American FundsLine Online (SM). To use this service, call 800/325-3590 from a TouchTone
(TM) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine(R) and American FundsLine Online (SM) are subject to the conditions noted above and in "Shareholder Account Services and Privileges --Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares -- Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone or computer (including American FundsLine(R) or American FundsLine Online (SM)), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through their correspondent clearing agents) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.

Brokerage commissions paid on portfolio transactions for the fiscal years ended November 30, 1998, 1997 and 1996 amounted to $4,096,000, $3,337,000 and
$2,495,000 respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02101, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to sub-custodial arrangements in non-U.S. banks or foreign branches of U.S. banks.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $4,606,000 for the fiscal year ended November 30, 1998.

INDEPENDENT AUDITORS -- Deloitte & Touche LLP, 1000 Wilshire Boulevard, Los Angeles, CA 90017, have served as the fund's independent auditors since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP given on the authority of said firm as experts in auditing and accounting.

REPORTS TO SHAREHOLDERS -- The fund's fiscal year ends on November 30. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The financial statements are audited annually by the fund's independent auditors, Deloitte & Touche LLP, whose selection is determined annually by the Board of Trustees. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report, shareholders should contact the Transfer Agent.

YEAR 2000 - The fund and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. Many computer systems in use today will require reprogramming or replacement prior to the year 2000 because of the way they store dates and make date-related calculations. The fund understands that these service providers are taking steps to address the "Year 2000 problem". However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the fund. In addition, the fund's investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the fund invests could experience settlement problems and liquidity issues. Corporate and governmental data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.

PERSONAL INVESTING POLICY -- The Investment Adviser and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; a ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

SHAREHOLDER AND TRUSTEE RESPONSIBILITY -- Under the laws of certain states, including Massachusetts where the fund was organized and California where the fund's principal office is located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts, omissions, obligations or affairs of the fund and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the fund or Trustees. The Declaration of Trust provides for indemnification out of fund property of any shareholder held personally liable for the obligations of the fund and also provides for the fund to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

Under the Declaration of Trust, the Trustees, officers, employees or agents of the fund are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

SHAREHOLDER VOTING RIGHTS --   The fund does not hold annual meetings of
shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders holding a majority of the votes entitled to be cast thereon, may remove any trustee or trustees from office any may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of trustees, as though the fund were a common-law trust. Accordingly, the trustees of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

OTHER INFORMATION -- The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE -- NOVEMBER 30, 1998



Net asset value and redemption price per share               $23.65
(Net assets divided by shares outstanding)

Maximum offering price per share (100/94.25 of per           $25.09
share net asset value, which takes into account
the fund's current maximum sales load)


                   INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield is 0.54% based on a 30-day (or one month) period ended November 30, 1998, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           YIELD = 2[(a-b/cd+1)/6/-1]
 Where: a =  dividends and interest earned during the period.
        b = expenses accrued for the period (net of reimbursements).
        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
        d = the maximum offering price per share on the last day of the period.

The fund's one-year total return and average annual total returns over the past five- and ten-year periods as of November 30, 1998 were 16.60%, 14.30% and 16.24%, respectively. The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission:
P(1+T)/n/  = ERV.

To calculate total return, an initial investment is divided by the public offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are reinvested at net asset value on the reinvestment date determined by the Board of Trustees. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending and the initial investment value divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the periods. Total return may be calculated for one-year, five-years, ten-years and for other periods. The average annual total return over periods greater than one year may also be computed by utilizing ending values as determined above.

The following assumptions will be reflected in computations made in accordance with the formulas stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard and Poor's 500 Stock Composite Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Fudns Group for purposes of illustrating investment strategies involving multiple funds. For educational purposes, fund literature may contain discussions and/or illustrations of volatility, risk tolerance, asset allocation and investment strategies.

The fund may refer to results compiled by organizations such as CDA Investment Technologies, Ibbottson Associates, Lipper Analytical Services, Morningstar, Inc., Wiesenberger Investment Companies Services and the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various periodicals, including BARRON'S, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY, U.S. NEWS AND WORLD REPORT and THE WALL STREET JOURNAL.

The fund may, from time to time, compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

The fund may, from time to time, illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

EXPERIENCE OF INVESTMENT ADVISER -- Capital Research and Management Company manages nine growth and growth-income funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1969 (138 in all) those funds have had better total returns than their comparable Lipper indexes in 128 of 138 periods.

Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

The investment results set forth below were calculated as described in the fund's prospectus. The fund's results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any investment results reported by the fund should not be considered representative of what an investment in the fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. The fund's results also should be considered relative to the risks associated with the fund's investment objective and policies.

                       NEF VS. VARIOUS UNMANAGED INDICES

 Period                NEF        S&P 500/1/     DJIA/2/      NYSE /3/



12/1/83 - 11/30/98     +782%      +1,008%        +1,065%      +494%


/1/ The Standard and Poor's 500 Stock Index is comprised of industrial, transportation, public utilities and financial stocks, and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/2/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/3/ Index is a capitalization weighted index of all The New York Stock Exchange Composite common stocks listed on the exchange.

       IF YOU ARE CONSIDERING NEF FOR AN INDIVIDUAL RETIREMENT ACCOUNT...

Here's how much you would have if you had invested $2,000 a year in NEF:

2 Years          5 Years               7 Years             10 Years
(12/1/96-        (12/1/93 -            (12/1/91-           (12/1/88-
11/30/98)        11/30/98)             11/30/98)           11/30/98)
$5,169           $16,354               $27,541             $50,732


SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM:

If you had          Periods                   ...and taken all
invested            12/1-11/30                distributions in
$10,000 in NEF                                shares, your investment
this many                                     would have been worth
years...                                      this much at November
Number                                        30, 1998:
of Years                                      Value ($)

1                   1997  - 1998              11,660

2                   1996  - 1998              14,184

3                   1995  - 1998              16,309

4                   1994  - 1998              20,106

5                   1993  - 1998              19,509

6                   1992  - 1998              25,477

7                   1991  - 1998              31,487

8                   1990  - 1998              37,993

9                   1989  - 1998              32,917

10                  1988  - 1998              45,047

11                  1987  - 1998              55,116

12                  1986  - 1998              52,153

13                  1985  - 1998              63,285

14                  1984  - 1998              87,701

15                  1983  - 1998              88,243


 Illustration of a $10,000 investment in NEF with dividends reinvested and capital gain distributions taken in shares
(For the lifetime of the fund, December 1, 1983 through November 30, 1998)

            COST OF SHARES                                  VALUE OF SHARES

Fiscal      Annual       Total            Investment    From          From              Dividends          Total
Year End    Dividends    Dividends        Cost          Initial       Capital Gains     Reinvested         Value
11/30                    (cumulative)                   Investment    Reinvested

1984        $   --       $--              $ 10,000      $   9,485     $--               $--                $  9,485

1985        199          199              10,199        12,864        --                280                13,144

1986        140          339              10,339        14,560        913               477                15,950

1987        367          706              10,706        12,761        1,586             746                15,093

1988        315          1,021            11,021        14,396        2,858             1,208              18,462

1989        421          1,442            11,442        18,159        5,042             2,068              25,269

1990        566          2,008            12,008        13,462        6,417             2,007              21,886

1991        589          2,597            12,597        15,076        8,427             2,910              26,413

1992        328          2,925            12,925        18,091        10,676            3,874              32,641

1993        189          3,114            13,114        22,617        14,934            5,080              42,631

1994        307          3,421            13,421        20,124        16,436            4,816              41,376

1995        517          3,938            13,938        23,324        21,446            6,214              50,984

1996        578          4,516            14,516        25,412        25,793            7,426              58,631

1997        455          4,971            14,971        28,736        33,632            8,949              71,317

1998        422          5,393            15,393        32,486        45,155            10,602             88,243


 The dollar amount of capital gain distributions during the period was $26,267

                          DESCRIPTION OF BOND RATINGS

                           CORPORATE DEBT SECURITIES

MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C".

"Aa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"Aa -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"Baa -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"Ba -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"Caa -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"Ca -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."~

THE NEW ECONOMY FUND
Investment Portfolio, November 30, 1998
------------------------------------------ -------------
Largest Holdings by Industry

Broadcasting & Publishing                          18.23%
Telecommunications                                 10.39
Computer Services & Software                        8.09
Miscellaneous Financial Services                    7.54
Insurance                                           5.70
All Other Industries                               38.07
Cash & Equivalents                                 11.98
------------------------------------------ -------------

THE NEW ECONOMY FUND
November 30, 1998

-------------------------------------------
                                              Percent
                                                   of
         Largest Equity Holdings           Net Assets
Tele-Communications, Liberty Media Group        3.53%
Viacom                                            3.35
Fannie Mae                                        2.80
Freddie Mac                                       2.61
Time Warner                                       2.50
Cendant                                           2.34
Carnival                                          2.01
Comcast                                           2.00
Rentokil Initial                                  1.77
Oracle                                            1.76

THE NEW ECONOMY FUND
Investment Portfolio, November 30, 1998

                                                                                                  Market     Percent
Equity Securities (common and                                                     Shares or        Value      of Net
 preferred stocks and convertible debentures)                                 Principal Amoun      (000)      Assets
----------------------------------------                                       ------------- -----------------------
BROADCASTING & PUBLISHING - 18.23%
Tele-Communications, Inc., Series A, Liberty Media Group (1)                       5,282,762     $212,961      3.53%
Viacom Inc., Class B, non-voting (1)                                               3,035,000      202,017        3.35
Time Warner Inc.                                                                   1,425,000      150,694        2.50
Comcast Corp., Class A, special stock                                              2,485,000      120,833        2.00
Tele-Communications, Inc., Series A,  TCI Group (1)                                1,834,059       77,489        1.28
News Corp. Ltd., preferred (Australia)                                             2,875,326       18,014
News Corp. Ltd.                                                                    2,161,906       15,133
News Corp. Ltd. (ADR)                                                                500,000       14,000
News Corp. Ltd., preferred (ADR)                                                     275,000        6,927         .89
Mediaset SpA (Italy) (2)                                                           5,760,000       40,835         .68
NTL Inc. (United Kingdom) (1)                                                        515,000       28,679         .47
EMAP PLC (United Kingdom)                                                          1,400,000       26,757         .44
Fox Entertainment Group, Inc., Class A (1)                                         1,000,000       23,625         .39
TV Azteca, SA de CV (ADR) (Mexico)                                                 3,005,000       22,538         .37
Grupo Televisa, SA (ADR)(Mexico) (1)                                                 786,300       20,002         .33
ProSieben Media AG, nonvoting, preferred (Germany)                                   410,000       19,648         .32
CANAL+ (France)                                                                       81,370       18,693         .31
Data Broadcasting Corp. (1)                                                        1,635,800       17,380         .29
Chris-Craft Industries, Inc. (1)                                                     350,000       16,188         .27
Thomson Corp. (Canada)                                                               600,000       14,204         .24
Adelphia Communications Corp., Class A (1)                                           400,000       13,975         .23
AUDIOFINA (Luxembourg)                                                               185,000        8,231         .14
CBS Corp.                                                                            200,434        5,975         .10
Flextech PLC (United Kingdom) (1)                                                    500,000        4,794         .08
SOFT BANK CORP. (Japan)                                                               20,460        1,180         .02
TELECOMMUNICATIONS - 10.39%
AirTouch Communications (1)                                                        1,500,000       85,781        1.42
Telefonica, SA (Spain)                                                             1,162,200       54,625
Telefonica, SA (ADR)                                                                 150,000       20,906        1.25
Telefonos de Mexico, SA de CV, Class L (ADR) (Mexico)                              1,601,960       74,591        1.24
Tele Danmark AS, Class B (ADR) (Denmark)                                             540,000       29,936
Tele Danmark AS, Class B                                                             200,000       22,334         .87
Mannesmann AG (Germany)                                                              475,000       51,378         .85
Telecom Italia SpA, nonvoting, savings (Italy)                                     4,385,000       27,184
Telecom Italia SpA                                                                 2,400,000       19,427         .77
Tele-Communications, Inc., Series A, TCI Ventures Group (1)                        2,234,480       44,271         .73
MCI WorldCom, Inc. (formerly MCI Communications Corp.) (1)                           621,950       36,695         .61
Vodafone Group PLC (ADR) (United Kingdom)                                            200,000       29,537         .49
Ascend Communications, Inc. (1)                                                      500,000       28,094         .47
Telecom Corp. of New Zealand Ltd. (New Zealand)                                    2,200,000        9,354
Telecom Corp. of New Zealand Ltd. (2)                                              2,028,400        8,624
Telecom Corp. of New Zealand Ltd., installment receipt                             3,602,400        7,696         .42
Sprint Corp.                                                                         350,500       25,499         .42
Hong Kong Telecommunications Ltd. (Hong Kong)                                      5,094,984        9,740         .16
Telecom Argentina SA, Class B (ADR) (Argentina)                                      261,000        7,961         .13
Globalstar Telecommunications Ltd. (1)                                               333,268        6,582         .11
NTT Mobile Communications Network, Inc. (Japan) (1)                                      168        6,416         .10
TeleTech Holdings, Inc. (1)                                                          600,000        5,475         .09
Stet Hellas Telecommunications SA (ADR) (Greece) (1)                                 153,100        5,320         .09
Telefonica de Argentina SA, Class B (ADR) (Argentina)                                128,700        4,167         .07
Panafon Hellenic Telecommunications Co. SA (Greece) (1)(3)                           199,600        3,578         .06
Electric Lightwave, Inc., Class A (1)                                                400,000        2,450         .04
COMPUTER SERVICES & SOFTWARE - 8.09%
Cendant Corp. (1)                                                                  7,425,000      141,075        2.34
Oracle Corp. (1)                                                                   3,100,000      106,175        1.76
Microsoft Corp. (1)                                                                  370,000       45,140         .75
PeopleSoft, Inc. (1)                                                               2,023,000       41,598         .69
HNC Software Inc. (1)                                                                900,000       29,700         .49
Intuit Inc. (1)                                                                      500,000       28,937         .48
USWeb Corp. (1)                                                                    1,181,800       26,886         .44
Altera Corp.(1)                                                                      400,000       19,625         .32
Cisco Systems, Inc. (1)                                                              200,000       15,075         .25
Computer Associates International, Inc.                                              217,200        9,611         .16
Platinum Software Corp. (1)                                                          900,000        9,563         .16
Security Dynamics Technologies, Inc. (1)                                             500,000        7,625         .13
CBT Group PLC (ADR) (Ireland) (1)                                                    700,000        7,350         .12
MISCELLANEOUS FINANCIAL SERVICES - 7.54%
Fannie Mae                                                                         2,321,500      168,889        2.80
Freddie Mac                                                                        2,600,000      157,300        2.61
SLM Holding Corp.                                                                  1,200,000       52,800         .88
Capital One Financial Corp.                                                          225,000       24,750         .41
First Data Corp.                                                                     800,000       21,350         .35
ORIX Corp. (Japan)                                                                   154,000       11,000         .18
CB Richard Ellis Services, Inc. (1)                                                  500,000        8,875         .15
Insignia Financial Group, Inc., Class A (1)                                          374,700        5,082         .08
American Capital Strategies, Ltd.                                                    325,000        4,956         .08
INSURANCE - 5.70%
Fairfax Financial Holdings Ltd. (Canada)(1)                                          281,000       90,101        1.49
EXEL Ltd., Class A (Incorporated in Bermuda)                                       1,150,000       86,394        1.43
ING Groep NV (Netherlands)                                                           853,224       48,849
ING Groep NV, warrants, expire 2001 (1)                                              210,000        3,239         .86
American International Group, Inc.                                                   337,500       31,725         .53
PartnerRe Holdings Ltd. (Incorporated in Bermuda)                                    553,900       24,510         .41
20th Century Industries                                                            1,000,000       24,312         .41
Life Re Corp.                                                                        150,000       14,128         .23
Trenwick Group Inc.                                                                  255,000        8,096         .13
HCC Insurance Holdings, Inc.                                                         400,000        7,425         .12
Allianz AG (Germany)                                                                  15,000        5,398         .09
MISCELLANEOUS BUSINESS SERVICES - 5.46%
Rentokil Initial PLC (United Kingdom)                                             16,025,000      107,059        1.77
Concord EFS, Inc. (1)                                                              1,332,450       42,389         .70
ABR Information Services, Inc. (1)                                                 1,400,000       23,800         .39
Yahoo  Inc. (1)                                                                      100,000       19,200         .33
Profit Recovery Group International, Inc. (1)                                        565,700       19,092         .32
Black Box Corp. (1)                                                                  450,000       15,806         .26
Administaff, Inc. (1)                                                                515,800       13,959         .23
Metamor Worldwide, Inc. (1)                                                          584,700       13,850         .23
Snyder Communications, Inc. (1)                                                      350,000       12,447         .21
Pittston Brink's Group                                                               400,000       12,000         .20
Bright Horizons Family Solutions, Inc. (formerly CorporateFamily Solutions, In       495,000       11,694         .19
Rental Service Corp. (1)                                                             500,000       10,594         .18
Security Capital Group Inc., Class A (1)                                              13,500        9,517
Security Capital Group Inc., Class B (1)                                              52,800          779         .17
Park-Ohio Industries, Inc. (1)                                                       500,000        8,219         .14
Stewart Enterprises, Inc., Class A                                                   200,000        4,463         .07
ISS-International Service System A/S, Class B (Denmark)                               34,000        2,241         .04
InaCom Corp. (1)                                                                     100,000        2,075         .03
EarthWatch Inc., 12.0% convertible preferred, Series C (1) (2) (3) (4)               500,000          250         .00
BANKING - 4.44%
Wells Fargo & Co.                                                                  2,206,660       79,440        1.32
Charter One Financial, Inc.                                                        1,146,862       34,047         .56
Westpac Banking Corp. (Australia)                                                  4,383,609       29,166         .49
Associated Banc-Corp                                                                 781,250       26,660         .44
Unidanmark A/S (Denmark)                                                             250,700       20,453         .34
STB Cayman Capital Ltd., 0.50% convertible debentures 2007 (Japan)             $2,240,000,000      13,925         .23
ForeningsSparbanken AB, Class A (Sweden)                                             490,000       13,729         .23
Royal Bank of Canada (Canada)                                                        250,000       12,326         .20
Keystone Financial, Inc.                                                             375,000       12,141         .20
First Union Corp.                                                                    150,000        9,112         .15
Sakura Finance (Bermuda) Trust, .75% convertible preference units (Japan)        864,000,000        4,318
Sakura Bank, Ltd.                                                                  1,371,000        3,498         .13
St. George Bank Ltd. (Australia)                                                     140,000        6,860         .11
Philippine Commercial International Bank, Inc. (Philippines)                                                      .04
ENTERTAINMENT & LEISURE - 4.38%
Carnival Corp.                                                                     3,520,000      121,440        2.01
Walt Disney Co.                                                                    2,100,000       67,594        1.12
Mirage Resorts, Inc. (1)                                                           2,400,000       35,700         .59
Nintendo Co., Ltd. (Japan)                                                           120,000       11,126         .18
MGM Grand, Inc. (1)                                                                  400,000       10,275         .17
Star Cruises PLC (United Kingdom) (1)                                              5,454,000        8,781         .15
Vail Resorts, Inc. (1)                                                               200,000        5,050         .09
Midway Games Inc. (1)                                                                440,900        4,492         .07
Genting International PLC (Malaysia) (1)                                           1,800,000          216         .00
ELECTRONIC DATA PRODUCTS - 4.10%
Applied Materials, Inc. (1)                                                        1,000,000       38,750         .64
Telefonaktiebolaget LM Ericsson, Class B (ADR)   (Sweden)                            780,000       21,548
Telefonaktiebolaget LM Ericsson, Class B                                             300,000        8,332         .50
Microchip Technology Inc. (1)                                                        760,000       26,457         .44
Molex Inc.                                                                           700,000       25,244         .42
Texas Instruments Inc.                                                               300,000       22,913         .38
Adaptec, Inc. (1)                                                                  1,400,000       22,750         .38
Intel Corp.                                                                          195,000       20,987         .35
3Com Corp. (1)                                                                       500,000       19,344         .32
Rohm Co., Ltd. (Japan)                                                               150,000       12,677         .21
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan) (1)                           3,770,000        9,137         .15
America Online, Inc. (1)                                                              70,000        6,129         .10
Electronics for Imaging, Inc.(1)                                                     200,000        5,362         .09
Micron Technology, Inc. (1)                                                          100,000        4,131         .07
SCI Systems, Inc. (1)                                                                 76,100        3,700         .05
MERCHANDISING - 3.99%
Consolidated Stores Corp. (1)                                                      3,018,750       64,903        1.08
USA Networks, Inc. (1)                                                             1,650,000       52,078         .86
Circuit City Stores, Inc. - Circuit City Group                                       575,000       20,808         .34
AutoZone, Inc. (1)                                                                   500,000       15,062         .25
Coles Myer Ltd. (Australia)                                                        2,800,209       14,473         .24
Michaels Stores, Inc. (1)                                                            800,000       14,400         .24
Brylane Inc. (1)                                                                     800,000       12,700         .21
MSC Industrial Direct Co., Inc., Class A (1)                                         452,400       10,773         .18
Claire's Stores, Inc.                                                                540,800        9,194         .15
PETsMART, Inc. (1)                                                                 1,000,000        8,562         .14
Home Depot, Inc.                                                                      98,000        4,875         .08
Circuit City Stores, Inc. - CarMax Group (1)                                         900,000        4,838         .08
DFS Furniture Co. PLC (United Kingdom)                                             1,300,000        3,644         .06
Garden Ridge Corp. (1)                                                               200,000        1,575         .03
Dickson Concepts (International) Ltd. (Hong Kong--Incorporated in Bermuda)         1,278,400        1,379         .02
CompuCom Systems, Inc. (1)                                                           263,400        1,021         .02
JLK Direct Distribution Inc., Class A (1)                                             82,200          899         .01
MISCELLANEOUS PUBLIC SERVICES - 1.79%
Williams Companies, Inc.                                                           1,666,600       48,019         .79
Suez Lyonnaise des Eaux (France) (1)                                                               29,943
Suez Lyonnaise des Eaux, rights, expire 2001 (1)                                                      976
Suez Lyonnaise des Eaux (1)                                                                             7         .51
K N Energy, Inc.                                                                     670,000       29,313         .49
HEALTH & HOSPITAL SERVICES - 1.32%
Columbia/HCA Healthcare Corp.                                                                                     .58
FIRST HEALTH Group Corp. (1)                                                                                      .19
Human Genome Sciences, Inc. (1)                                                      300,000                      .16
United HealthCare Corp.                                                                                           .15
Cardinal Health, Inc., Class A                                                                                    .13
Nu Skin Enterprises, Inc., Class A (1)                                               290,000        6,942         .11
RESTAURANTS - 1.29%
Brinker International, Inc. (1)                                                                                  1.29
ENVIRONMENTAL SERVICES - 1.11%
Allied Waste Industries, Inc. (1)                                                                  43,963         .73
Waste Management, Inc.                                                                             23,303         .38
SAFETY & SECURITY SERVICES - 0.76%
Securitas AB, Class B (Sweden)                                                       2,212,00      32,891         .54
Protection One, Inc. (1)                                                                           12,994         .22
COMPUTER SYSTEMS - 0.71%
International Business Machines Corp.                                                 94,000       15,510         .26
Silicon Graphics, Inc. (1)                                                         1,120,300       13,724         .23
Compaq Computer Corp.                                                                250,000        8,125         .13
Gateway 2000, Inc. (1)                                                               100,000        5,612         .09
ELECTRIC UTILITIES - 0.70%
Manila Electric Co., Class B (Philippines)                                                                        .30
Southern Electric PLC (United Kingdom)                                                                            .27
National Power PLC (United Kingdom)                                                                               .13
ADVERTISING - 0.70%
Omnicom Group Inc.                                                                     400,00       21,37         .36
Interpublic Group of Companies, Inc.                                                                              .34
DIVERSIFIED SERVICES - 0.63%
Brambles Industries Ltd. (Australia)                                                 1,040,00       25,41         .42
Benpres Holdings Corp. (GDR) (Philippines) (1)                                     4,591,536       12,397         .21
INFORMATION & PRINTING SERVICES - 0.61%
Reuters Group PLC (ADR) (United Kingdom)                                                           24,920         .41
Primark Corp. (1)                                                                                  12,013         .20
REAL ESTATE - 0.53%
Host Marriott Services Corp. (1)                                                   1,300,000       19,094         .32
Mitsubishi Estate Co., Ltd. (Japan)                                                1,320,000       12,614         .21
ENERGY SERVICES - 0.52%
Schlumberger Ltd. (Netherlands Antilles)                                             540,000       24,131         .40
Linear Technology Corp.                                                              100,000        7,007         .12
LEASING SERVICES - 0.35%
Hertz Corp., Class A                                                                   481,30      17,688         .29
IKON Office Solutions, Inc.                                                                         3,728         .06
HEALTH & PERSONAL CARE SERVICES - 0.16%
Trigon Healthcare, Inc. (1)                                                          264,600        9,807         .16
MISCELLANEOUS - 4.52%
Other equity securities in initial period of aquisition                                           273,007        4.52
                                                                                             -----------------------
TOTAL EQUITY SECURITIES
 (COST: $3,384,675,000)                                                                         5,314,972       88.02
                                                                                   Principal -----------------------
                                                                                      Amount
Short-Term Securities                                                                  (000)
----------------------------------------                                       ------------- ------------
CORPORATE SHORT-TERM NOTES - 9.96%
IBM Credit Corp. 5.05% due 1/11/1999                                                 $50,000     $49,691        .82%
Ford Motor Credit Co. 5.13% due 1/14/1999                                             50,000       49,669         .82
Associates First Capital Corp 5.26%-5.34% due 1/7-1/25/1999                           45,300       45,006         .74
Pfizer Inc 5.05% due 12/4/1998 (2)                                                    39,300       39,278         .65
PepsiCo, Inc. 5.40%-5.46% due 12/14/1998 (2)                                          38,900       38,822         .64
General Electric Capital Corp. 5.24%-5.45% due 12/1/1998-1/21/1999                    38,000       37,809         .63
Coca-Cola Co. 5.00%-5.30% due 12/1/1998-1/22/1999                                     38,000       37,742         .63
Lucent Technologies Inc. 5.00%-5.10% due 12/10/1998-1/12/1999                         34,200       34,015         .56
Procter & Gamble Co. 4.90%-5.00% due 1/20-1/27/1999                                   33,800       33,536         .56
Shell Oil Co. 5.14% due 12/3/1998                                                     31,000       30,987         .52
H. J. Heinz Co. 5.16% due 12/2/1998                                                   29,000       28,992         .48
Hershey Foods Corp. 5.07% due 12/11/1998                                              29,000       28,955         .48
Emerson Electric Co. 4.95%-5.09% due 12/7-12/22/1998                                  27,250       27,203         .46
PACCAR Financial Corp. 5.02%-5.13% due 12/3/1998-1/15/1999                            25,600       25,466         .42
Abbott Laboratories 5.08% due 12/1/1998                                               25,200       25,196         .42
General Motors Acceptance Corp. 5.06% due 1/13/1999                                   24,900       24,740         .41
American Express Credit Corp. 5.02% due 12/18/1998                                    23,300       23,241         .38
Motorola, Inc. 5.08% due 1/28/1999                                                    21,000       20,824         .34
FEDERAL AGENCY DISCOUNT NOTES - 2.48%
Federal Home Loan Banks 4.76%-4.86% due 1/15-1/29/1999                                83,400       82,797        1.37
Freddie Mac 4.80%-5.10% due 12/23/1998-1/29/1999                                      35,000       34,796         .58
Fannie Mae 5.00%-5.28% due 12/9/1998-1/15/1999                                        32,600       32,415         .53
NON-U.S. CURRENCY - 0.29%
New Taiwanese Dollar                                                              NT$563,057       17,384         .29

TOTAL SHORT-TERM SECURITIES                                                                  ------------------------
 (COST: $768,219,000)                                                                             768,564       12.73
                                                                                             ------------------------
TOTAL INVESTMENT SECURITIES
 (COST: $4,152,894,000)                                                                         6,083,536      100.75

Excess of payables over cash and receivables                                                       44,858         .75
                                                                                             -----------------------
NET ASSETS                                                                                     $6,038,678    100.00%
                                                                                             =======================



(1) Non-income-producing securities.
(2) Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.
(3) Valued under procedures established by the Board of Trustees.
(4) Payment in kind. The issuer has the option of paying additional securities in lieu of cash.

ADR = American Depository Receipts

GDR = Global Depository Receipts

 The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Independent Auditors' Report.

See Notes to Financial Statements

The New Economy Fund
Financial Statements
Statement of Assets and                                         (dollars in
Liabilities at November 30, 1998                                 thousands)
                                          ----------------  ----------------
Assets:
Investment securities at market
 (cost: $4,152,894)                                              $6,083,536
Cash                                                                    304
Receivables for-
 Sales of investments                             $ 8,027
 Sales of fund's shares                             5,889
 Dividends                                          2,539            16,455
                                          ----------------  ----------------
                                                                  6,100,295
Liabilities:
Payables for-
 Purchases of investments                          52,190
 Repurchases of fund's shares                       4,064
 Management services                                2,022
 Other expenses                                     3,341            61,617
Net Assets at November 30, 1998-          ----------------  ----------------
 Equivalent to $23.65 per share on
 255,388,315 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                     $6,038,678
                                                              =============



Statement of Operations                                         (dollars in
for the year ended November 30, 1998                             thousands)
----------------------------------------  ----------------  ----------------
Investment Income:
Income:
 Dividends                                       $ 41,372
 Interest                                          35,174          $ 76,546
                                          ----------------
Expenses:
 Management services fee                           23,295
 Distribution expenses                             12,940
 Transfer agent fee                                 4,606
 Reports to shareholders                              221
 Registration statement and prospectus                246
 Postage, stationery and supplies                     901
 Trustees' fees                                       119
 Auditing and legal fees                               67
 Custodian fee                                        805
 Taxes other than federal income tax                   66
 Other expenses                                       114            43,380
                                          ----------------  ----------------
 Net investment income                                               33,166
                                                            ----------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                   675,033
Net increase in unrealized
 appreciation on investments:
 Beginning of year                              1,507,804
 End of year                                    1,930,694
  Net unrealized appreciation             ----------------
   on investments                                                   422,890
 Net realized gain and unrealized                           ----------------
  appreciation on investments                                     1,097,923
Net Increase in Net Assets                                  ----------------
 Resulting from Operations                                       $1,131,089
                                                              =============


                                                                (dollars in
Statement of Changes in Net Assets                               thousands)
----------------------------------------    -------------     -------------

                                               year ended       November 30
                                                      1998              1997
Operations:                                 -------------     -------------
Net investment income                          $   33,166        $   28,767
Net realized gain on investments                  675,033           396,363
Net unrealized appreciation
 on investments                                   422,890           440,324
                                            -------------     -------------
 Net increase  in net assets
  resulting from operations                     1,131,089           865,454
                                            -------------     -------------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income              (28,423)          (32,176)
Distributions from net realized
 gain on investments                             (394,742)         (257,536)
                                            -------------     -------------

 Total dividends and distributions               (423,165)         (289,712)
                                            -------------     -------------
Capital Share Transactions:
Proceeds from shares sold:
 42,169,768 and 28,930,089
 shares, respectively                             937,603           535,948
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 20,671,001 and 16,361,452 shares,
 respectively                                     403,196           275,377
Cost of shares repurchased:
 37,059,740 and 43,976,233
 shares, respectively                            (814,395)         (806,006)
                                            -------------     -------------
 Net increase in net assets resulting
  from capital share transactions                 526,404             5,319
                                            -------------     -------------
Total increase in net assets                    1,234,328           581,061

Net Assets:
Beginning of year                               4,804,350         4,223,289
End of year (including undistributed        -------------     -------------
 net investment income: $21,689 and
 $17,008, respectively)                        $6,038,678        $4,804,350
                                            =============     =============





 See Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

 ORGANIZATION - The New Economy Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital.

 SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60/th/ day, based on the value determined on the 61/st/ day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

 NON-U.S. CURRENCY TRANSLATION - Assets or liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

 SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized.

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. FEDERAL INCOME TAXATION

 It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of November 30, 1998, net unrealized appreciation on investments for book and federal income tax purposes aggregated $1,930,642,000, of which $2,168,330,000 related to appreciated securities and $237,688,000 related to depreciated securities. During the year ended November 30, 1998, the fund realized, on a tax basis, a net capital gain of $680,330,000 on securities transactions. Net losses related to non-U.S. currency transactions of $45,000 were treated as an adjustment to ordinary income for federal income tax purposes. In addition, the fund has deferred, for tax purposes, the recognition of losses related to capital gains and non-U.S. currency transactions totaling $5,236,000 and $21,000, respectively, for the year ended November 30, 1998. The cost of portfolio securities for book and federal income tax purposes was $4,152,894,000 at November 30, 1998.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

 INVESTMENT ADVISORY FEE - The fee of $23,295,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on annual rates of 0.58% of the first $500 million of the fund's average net assets; 0.48% of such assets in excess of $500 million but not exceeding $1 billion; 0.44% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.41% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.39% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.38% of such assets in excess of $4 billion but not exceeding $6.5 billion; and .375% of such assets in excess of $6.5 billion. If net assets fall below $3 billion, the Agreement provides for lower fees based on annual rates of 0.60% of the first $300 million of average net assets; 0.48% of such assets in excess of $300 million but not exceeding $750 million; 0.45% of such assets in excess of $750 million but not exceeding $1.25 billion; 0.42% of such assets in excess of $1.25 billion.

 DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended November 30, 1998, distribution expenses under the Plan were $12,940,000. As of November 30, 1998, accrued and unpaid distribution expenses were $3,036,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $2,489,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $4,606,000.

 DEFERRED TRUSTEES' FEES - Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of November 30, 1998, aggregate amounts deferred and earnings thereon were $168,000.

 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

 The fund made purchases and sales of investment securities, excluding short-term securities, of $1,884,420,000 and $1,931,534,000, respectively, during the year ended November 30, 1998.

 As of November 30, 1998, accumulated undistributed net realized gain on investments was $642,045,000 and paid-in capital was $3,444,250,000. The fund reclassified $62,000 from undistributed net income to undistributed net realized gain, and $33,125,000 from undistributed net realized gain to paid-in capital for the year ended November 30, 1998.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $805,000 includes $28,000 that was paid by these credits rather than in cash.

 Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended November 30, 1998, such non-U.S. taxes were $2,687,000. Net realized currency losses on dividends and withholding taxes reclaimable on a book basis, were $90,000 for the year ended November 30, 1998.

 The fund owns 5.1% of the outstanding voting securities of Data Broadcasting Corp. and thus is considered an affiliate as defined in the Investment Company Act of 1940.

PER-SHARE DATA AND RATIOS


                                                          Year      ended November          30
                                        ---------    ---------  --------- --------   --------
                                              1998         1997       1996     1995  1994 (1)
                                        ---------    ---------  --------- --------   --------
Net Asset Value, Beginning
 of Year                                     20.92         18.5      16.98    14.65      16.47
                                        ---------    ---------  --------- --------   --------

Income (loss) from Investment
 Operations:
 Net investment income                        .13          .12        .14      .20        .17
 Net gains (losses) on securities
  (both realized and unrealized)             4.44         3.57       2.26     2.99       (.59)
  Total income (loss)from               ---------    ---------  --------- --------   --------
   investment operations                     4.57         3.69       2.40     3.19       (.42)
                                        ---------    ---------  --------- --------   --------
Less Distributions:
 Dividends (from net investment
  income)                                    (.12)        (.14)      (.19)    (.18)      (.12)
 Distributions (from capital
  gains)                                    (1.72)       (1.13)      (.69)    (.68)     (1.28)
                                        ---------    ---------  --------- --------   --------
   Total distributions                      (1.84)       (1.27)      (.88)    (.86)     (1.40)
                                        ---------    ---------  --------- --------   --------
Net Asset Value, End of Year                 23.65        20.92       18.5    16.98      14.65
                                        =========    =========  ========= ========   ========
Total Return (2)                            23.73%       21.64%     15.00%   23.22%   (2.94)%

Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)                            $6,039       $4,804     $4,223   $3,523     $2,592
 Ratio of expenses to average
  net assets                                  .79%         .81%       .84%     .88%       .85%
 Ratio of net income to
  average net assets                          .60%         .66%       .85%    1.33%      1.25%
 Portfolio turnover rate                    38.55%       31.62%     29.54%   27.03%     25.51%


 1 Adjusted to reflect the 100%
  share dividend effective May
  26, 1994.
 2 Unaudited
 2 Excludes maximum sales charge
  of 5.75%.

Independent Auditors' Report

To the Board of Trustees and Shareholders of The New Economy Fund:

    We have audited the accompanying statement of assets and liabilities of The New Economy Fund (the "fund"), including the investment portfolio, as of November 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The New Economy Fund at November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Los Angeles, California
December 24, 1998

1998 Tax Information (Unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:
                                                                                       Distributions
                                                               Dividends and               per Share
To Shareholders                                                      From Net      From Net Realized
of Record                             Payment Date          Investment Income        Long-Term Gains
December 15, 1997                December 16, 1997                       $.08                  $1.72
June 5, 1998                     June 8, 1998                            $.04                     -

The fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 45% of the dividends paid by the fund from net investment income represents qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV WHICH WILL BE MAILED IN JANUARY 1999 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1998 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.